Exhibit 99.2
SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134

Entered on Docket
November 29, 2005
GLORIA L. FRANKLIN, CLERK
U.S. BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

Signed and Filed: November 28, 2005

/s/ Thomas E. Carlson

THOMAS E. CARLSON
U.S. Bankruptcy Judge
Christopher Alliotts (CA Bar No. 161302)
Marcus A. Tompkins (CA Bar No. 190922)
SULMEYERKUPETZ
A Professional Corporation
1080 Marsh Road, Suite 110
Menlo Park, California 94025
Telephone: 650.326.2245
Facsimile: 650.326.5134
Attorneys for Official Committee of Unsecured Creditors
Van C. Durrer, II (CA Bar No. 226693)
Kurt Ramlo (CA Bar No. 166856)
Glenn Walter (CA Bar No. 220015)
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
300 South Grand Avenue, Suite 3400
Los Angeles, California 90071
Telephone: 213.687.5000
Facsimile: 213.687.5600
Attorneys for Debtors and Debtors in Possession
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA, SAN FRANCISCO DIVISION

In re	Case No. 05-30145 TEC
Case No. 05-30146 TEC

FIRST VIRTUAL COMMUNICATIONS, INC.,	Jointly Administered Chapter 11 Cases

Debtor.	ORDER CONFIRMING FIRST AMENDED CHAPTER 11 PLAN OF REORGANIZATION

In re	DATE:	November 14, 2005
	TIME:	9:30 a.m.
CUseeMe NETWORKS, INC.	PLACE:	U.S. Bankruptcy Court
235 Pine Street,
San Francisco, CA 94104
Debtor.	JUDGE:	Hon. Thomas E. Carlson

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
     A hearing was held on November 14, 2005 at 9:30 a.m. (the “Hearing”) to consider confirmation of the proposed First Amended Joint Chapter 11 Plan of Reorganization (the “Plan”) filed by First Virtual Communications, Inc. and CUseeMe Networks, Inc. (collectively, the “Debtors”), the debtors in the above-captioned Chapter 11 Cases, and the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases (the “Committee”). Appearances of parties at the Hearing were noted on the record. The Court has considered the Plan as well as the First Amended Disclosure Statement Describing First Amended Joint Chapter 11 Plan of Reorganization (the “Disclosure Statement”), the records on file in these Chapter 11 Cases and the evidence and argument of counsel presented at the Hearing. Based upon these considerations, the Court, in addition to making findings of fact and conclusions of law stated orally on the record at the Hearing, finds and concludes that the Plan complies with section 1129 of the Bankruptcy Code. Based on these findings of fact and conclusions of law, and good cause appearing therefor, IT IS HEREBY ORDERED, AND NOTICE IS HEREBY GIVEN, THAT:
     1. Confirmation. The Plan and each of its provisions, as modified herein, are confirmed by this Order pursuant to section 1129 of the Bankruptcy Code. The terms of the Plan are incorporated by reference into and are an integral part of this Order.
     2. Objections. There have been no objections to confirmation of the Plan.
     3. Rejection of Executory Contracts and Unexpired Leases. All executory contracts and unexpired leases that exist between the Debtors and any Person, whether or not previously listed by the Debtors their Schedule G, shall be deemed rejected as of the Confirmation Date, except for any executory contract or unexpired lease that has been assumed or rejected pursuant to an order of the Court entered prior to the Confirmation Date.

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
     4. Retained Causes of Action and Defenses. Except as otherwise provided in the Plan, the Liquidating Trust Agreement, or the Confirmation Order, or in any contract, release, or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Estate and the Liquidating Trust shall retain and may enforce, sue on, settle, or compromise (or decline to do any of the foregoing) all Causes of Action and defenses that the Debtors or the Estate may hold against any Person or entity. The Liquidating Trustee, acting on behalf of the Estate or its successor, in consultation with the Committee, may pursue such Causes of Action and defenses, as appropriate, in accordance with the best interests of the Estate or its successor(s) who hold such rights. Such Causes of Action and defenses are retained and shall not be barred or waived (or deemed to be barred or waived) under the doctrines of res judicata, claim preclusion, issue preclusion, equitable estoppel, or judicial estoppel. Nothing in this Order or in the Plan shall have any preclusive effect on such Causes of Action and defenses.
     5. Substantive Consolidation. On the Effective Date, all assets of FVC and CUseeMe shall be deemed merged and treated as though they were held by a single entity, and all liabilities of FVC and CUseeMe shall be treated as though they were owed by a single entity, for all purposes related to the Plan, including, but not limited to, voting, confirmation, and distribution. No distributions shall be made under the Plan on account of any Intercompany Claim. Any and all obligations of FVC arising from guarantees of CUseeMe’s liabilities, and any and all obligations of CUseeMe arising from guarantees of FVC’s liabilities, shall be deemed eliminated so that any Claim against one of the Debtors and any guarantee thereof executed by the other Debtor and any joint or several liability of any of the Debtors shall be deemed to be one obligation of the consolidated Debtors, and each and every Claim filed or to be filed in the Chapter 11 Cases shall be deemed filed against the consolidated Debtors. Such substantive consolidation shall not (other than for purposes related to the Plan) affect the legal and corporate structures of the Debtors.

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
     6. Dissolution of CUseeMe. As of the Effective Date, CUseeMe, after having transferred all of its property to the Liquidating Trust pursuant to the Plan, and after having terminated the employment of all employees, if any, shall be deemed dissolved without the necessity for any further actions, except for such administrative actions as may be necessary to carry out the purposes of the Plan and wind-up its affairs; provided, however, that CUseeMe or the Liquidating Trustee shall file with the Secretary of State for its state of incorporation a certificate of dissolution and/or other document necessary for dissolution, which may be executed by an officer of CUseeMe (or the Liquidating Trustee) without the need for approval by the Board of Directors or Equity Interest holders or compliance with non-bankruptcy law.
     7. Final Decree and Closing of CUseeMe Chapter 11 Case. Immediately after the Effective Date, the Liquidating Trustee or the Committee may apply ex parte for a final decree and order closing the CUseeMe Chapter 11 Case based solely upon a showing that all fees owing to the United States Trustee have been paid.
     8. Corporate Existence; Vesting of Assets. Except as otherwise provided in the Plan, FVC shall, as a Reorganized Debtor, continue to exist after the Effective Date as a corporate entity, with all the powers of a corporation under applicable law and in the jurisdiction in which it is incorporated and pursuant to its certificate or articles of incorporation and bylaws in effect prior to the Effective Date, provided, however, that as of the Effective Date, the property of the Debtors’ Estate shall be deemed to transfer to and vest in the Liquidating Trust consistent with the terms of the Plan and Liquidating Trust Agreement.
     9. Exemption from Registration. Except as otherwise provided in the Plan, all stock of the Reorganized Debtor to be issued pursuant to the Plan to holders of Allowed Claims, including stock to be issued to the Chief Restructuring Officer under Article IV.D.3. of the Plan, shall be issued under the exemption from registration requirements of section 5 of the Securities Act of 1933 (and the equivalent state securities or “blue sky” laws) provided by Section 1145(a)(1) of the Bankruptcy Code.

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
     10. Appointment of Liquidating Trustee. In accordance with the Plan, Gregory Sterling shall serve as the Liquidating Trustee subject to the terms of the Plan and the Liquidating Trust Agreement. On or before the Effective Date, the Plan Proponents and Gregory Sterling shall execute the Liquidating Trust Agreement. Notwithstanding anything to the contrary in the Plan or Liquidating Trust Agreement, the Liquidating Trustee’s fees and expense reimbursement are subject to approval by this Court.
     11. Post-Effective Date Committee Members. In accordance with the Plan, as of the Effective Date, the Committee shall consist of two current members of the Committee, so long as each such member of the Committee agrees to serve on the Committee on and after the Effective Date.
     12. Release of Liens. Except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, on the Effective Date all mortgages, deeds of trust, liens or other security interests against the property of the Estate and Liquidating Trust are fully released and discharged, and all right, title and interest of any holder of such mortgages, deeds of trust, liens or other security interests, including any rights to any collateral thereunder, shall remain vested in the Liquidating Trust and its successors and assigns.
     13. Bar Date for Administrative Expense Claims. Except for Professionals employed in these Chapter 11 Cases, all requests for payment of Administrative Expense Claims must be filed with the Court and served on the Liquidating Trustee, the U.S. Trustee, and the Committee’s Counsel on or before ten (10) days after the Effective Date. Any Person who fails to file a request for payment of an Administrative Expense Claim in accordance with the Plan shall be forever barred from asserting such Claim against the Estate and Liquidating Trust. Notwithstanding this deadline, the IRS shall not be obligated to file a request for payment of an Administrative Expense Claim with respect to a tax return required to be filed. In addition, Persons whose Administrative Expense Claims (other than such claims for fees and expense

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
reimbursement by Professionals employed in these Chapter 11 Cases) have been paid in full prior to the Effective Date need not comply with this section. Any objection to allowance of a timely filed Administrative Expense Claim and a request for a hearing thereon shall be filed with the Court and served on the Liquidating Trustee, the U.S. Trustee, the Committee’s Counsel, and the claimant (or its counsel if it is represented) within forty-five (45) days after the Effective Date.
     14. Rejection Damages Claims Bar Date. Claims arising out of the rejection of an executory contract or unexpired lease pursuant to the Plan must be filed with the Court no later than thirty (30) days after the Confirmation Date. Any claims not filed within such applicable time period are forever barred from assertion and shall receive no Distributions under the Plan.
     15. Actions In Furtherance Of The Plan. The approvals and authorizations specifically set forth in this Confirmation Order are nonexclusive and are not intended to limit the authority of the Liquidating Trustee or any other Person to take any and all actions necessary or appropriate to implement, effectuate and consummate any and all documents or transactions contemplated by the Plan or this Confirmation Order, including, but not limited to the merger of U.S. Dry Cleaning Corporation with and into FVC. In addition to the authority to execute and deliver, adopt or amend, as the case may be, the contracts, leases, instruments, releases and other agreements specifically granted in this Confirmation Order, the Liquidating Trustee, the Committee or any other Person is authorized and empowered to take any and all such actions as the Liquidating Trustee may determine are necessary or appropriate to implement, effectuate and consummate any and all documents or transactions contemplated by the Plan or this Confirmation Order. The Liquidating Trustee is authorized to execute, deliver, file or record such contracts, instruments, financing statements, releases, deeds, assignments, leases, applications, reports or other agreements or documents and take such other actions as necessary or appropriate to effectuate or further evidence the terms and conditions of the Plan, this Confirmation Order and any and all documents or transactions

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
contemplated by the Plan or this Confirmation Order, all without further application to or order of the Bankruptcy Court and whether or not such actions or documents are specifically referred to in the Plan, the Disclosure Statement, this Confirmation Order or the exhibits to any of the foregoing.
     16. Exculpation of Plan Proponents and their Agents. Neither the Debtors, the Committee, nor any of their respective members, officers, directors, employees, representatives, and agents (including, but not limited to any attorneys, advisors, investment bankers and other professionals retained by such Persons) shall have or will incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, or arising out of the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan, the administration of the Plan, or the distribution of property under the Plan, except for liability based on willful misconduct as determined by Final Order of the Bankruptcy Court. This provision shall not supersede the “safe harbor” from liability provided by section 1125(e) of the Bankruptcy Code.
     17. Release of Parties Entitled to Indemnification and Exculpation. All Creditors and Equity Interest holders who affirmatively vote to accept the Plan and to grant a release shall be deemed to release the members, officers, directors, employees, representatives, and agents of the Debtors and the Committee (including, but not limited to any attorneys, advisors, investment bankers and other professionals retained by such Persons) with respect to all claims, rights and causes of action that could have been brought by or on behalf of such Creditors or Equity Interest holders, whether arising before, on or after the Petition Date, known or unknown, suspected or unsuspected, in law or in equity.
     18. Discharge of Claims. Pursuant to section 1141(d)(3) of the Bankruptcy Code, Confirmation shall discharge Claims against FVC but not against CUseeMe; provided, however, that no holder of a Claim against the Debtors may, on account of such Claim, seek or receive any payment or other distribution from, or seek

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
recourse against, the Debtors, Reorganized Debtor, the Liquidating Trustee, the Estate, the Liquidating Trust, and their respective successors or their respective property, except as expressly provided in the Plan.
     19. Injunctions. Except as otherwise provided in the Plan, from and after the Confirmation Date, all injunctions or stays provided for in the Chapter 11 Case under sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until all property of the Estate has been distributed in accordance with the Plan and the Liquidating Trust Agreement. Without limiting the foregoing, except as otherwise provided in the Plan or this Confirmation Order, on and after the Confirmation Date, all Persons who have held, currently hold or may hold a Claim or an Equity Interest (including Post-Effective Date Claims) treated or provided for pursuant to the Plan are enjoined, until all property of the Estate and Liquidating Trust has been distributed and the Liquidating Trust has been dissolved, from taking any of the following actions, without leave of the Bankruptcy Court, on account of such Administrative Expense Claim, Fee Claim, other Claim, or Equity Interest: (i) commencing or continuing, in any manner and in any place, any action or proceeding against the Debtors, Reorganized Debtor, the Estate, the Liquidating Trust, Liquidating Trustee, Professionals or the Committee, or any of their respective present or former members, officers, directors, employees, advisors, or attorneys (acting in such capacity), as well as their respective present, former, and future designated representative(s); (ii) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree or other order against the Debtor, the Reorganized Debtor, the Estate, the Liquidating Trust, Liquidating Trustee, Professionals or the Committee, or any of their respective present or former members, officers, directors, employees, advisors, or attorneys (acting in such capacity), as well as their respective present, former, and future designated representative(s); (iii) creating, perfecting or enforcing any lien against property of the Estate; (iv) taking any action to obtain possession of property of the Estate or the Liquidating Trust or to obtain possession of property from the Estate or the

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
Liquidating Trust, or to exercise control over the Estate, the Liquidating Trust, or property of the Estate or Liquidating Trust; and (v) commencing or continuing any action or proceeding, in any manner and in any place, that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that injunctions and stays provided under the Plan shall not affect or apply to (i) the filing and prosecution of requests for payment of Administrative Expense Claims or Fee Claims in accordance with the Plan, (ii) adversary proceedings or Claims resolution proceedings commenced in or pending in the Bankruptcy Court, (iii) proceedings commenced in the Bankruptcy Court to enforce provisions of the Plan or with respect to disputes concerning payment of Post-Effective Date Claims, (iv) proceedings pending in courts other than the Bankruptcy Court for the sole purpose of liquidating post-Petition Date Claims, (v) accepting any Distributions made in accordance with the Plan or payments on Post-Effective Date Claims, and (vi) settling, adjusting, litigating, paying, or otherwise handling, processing, or administering claims under any insurance programs or policies of the Debtor.
     20. Post-Effective Date Limited Notice List. Any Person desiring to be included in the Post-Effective Date Limited Notice List must, within thirty (30) days after the Effective Date, (a) file with the Court a request to be included on the Post-Effective Date Limited Notice List and include on such request its name, contact person (if appropriate), address, telephone number, facsimile number, and email address, and (b) serve a copy of its request on the Liquidating Trustee and the Committee; provided, however, that the U.S. Trustee, the members of the Committee, the Committee’s Counsel, and the Liquidating Trustee shall be automatically included on the Post-Effective Date Limited List and need not file or serve a request to be included thereon.
     21. Status Reports. Within 120 days after the entry of this Order, the Liquidating Trustee shall file a status report explaining what progress has been made toward consummation of the confirmed Plan. The Liquidating Trustee shall serve the initial report on those parties on the Post-Effective Date Limited Notice List. Further

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
reports shall be filed every three (3) months thereafter until the Chapter 11 Case is closed and served on the same entities, unless otherwise ordered by the Court.
     22. Modifications to Plan.
     (a) Section I of the Plan is amended by deleting “If confirmed, the Effective Date of the Plan shall be November 25, 2005.” Section II.27 of the Plan is amended by deleting “‘Effective Date’ means the date on which the Plan shall become effective, which is the first Business Day at least eleven (11) days after the Confirmation Date, on which no stay of the Confirmation Order is in effect” and placing in its stead “‘Effective Date’ means the date on which the Plan shall become effective, which is the first Business Day at least eleven (11) days after the Confirmation Date on which no stay of the Confirmation Order is in effect, or any earlier date as agreed to by the Committee and U.S. Dry Cleaning.”
     (b) Section XII.A of the Plan is amended by deleting “The Liquidating Trust Agreement shall not be amended without the consent of the Plan Proponents or a Final Order of the Bankruptcy Court” and placing in its stead “The Liquidating Trust Agreement shall not be amended without the consent of the Committee and a Final Order of the Bankruptcy Court.”
     23. Modifications to Liquidating Trust Agreement. The Liquidating Trust Agreement is deemed amended to provide that in section 8.6 thereof the standard of care will be the standard of care set forth in section 8.6 or under California law, whichever is more exacting.
     24. Representation of the Debtors. Upon the Effective Date, the representation of the Debtors by general bankruptcy counsel whose retention was approved by this Court shall terminate and their withdrawal as counsel of record for the Debtors is approved.
     25. Retention of Jurisdiction. Notwithstanding the entry of this Confirmation Order or the occurrence of the Effective Date, the Court shall retain such exclusive jurisdiction as is legally permissible, including jurisdiction over the matters set

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134
forth in the Plan. The Court’s retention of jurisdiction shall not affect the finality of this Order.
     26. Notice of Entry of Confirmation Order. On or before the Effective Date, the Plan Proponents shall give notice of the entry of this Confirmation Order in accordance with Bankruptcy Rules 2002 and 3020(c).
     27. Final Decree. When the Plan is fully administered, the Liquidating Trustee shall file an Application for Final Decree and the proposed Final Decree closing the FVC Chapter 11 Case.
     28. References to Plan Provisions. The failure to specifically include or reference any particular provision of the Plan in this Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court that the Plan be confirmed in its entirety.
     29. Conflicts Between Order and Plan. To the extent of any inconsistency between the provisions of the Plan and this Order, the terms and conditions contained in this Order shall govern.
     30. Effectiveness of Order. Notwithstanding Bankruptcy Rule 3020(e) or any other provision of the Bankruptcy Code and Bankruptcy Rules, this Confirmation Order shall be effective immediately upon its entry. Notwithstanding any otherwise applicable law, immediately upon the entry of this Confirmation Order, the terms of the Plan and this Confirmation Order shall bind the Debtors, the Reorganized Debtor, the Committee, the Non-Debtor Affiliates, the Estate, the Liquidating Trust, the Liquidating Trustee, and any successor or assign, including a Chapter 7 or Chapter 11 trustee, and shall bind any Person asserting a Claim against the Debtors, the Reorganized Debtor, the Committee, the Non-Debtor Affiliates, the Estate, the Liquidating Trust, the Liquidating Trustee, and any Person asserting an Equity Interest in the Debtors, whether or not the Claim or Equity Interest of such Person arose before or after the Petition Date or the Effective Date, whether or not the Claim or Equity Interest is Impaired under the Plan, and whether or not such Person has accepted the Plan.

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245  •   FAX: 650.326.5134

APPROVED AS TO FORM:

SULMEYERKUPETZ
A Professional Corporation

By:	/s/ Christopher Alliotts
Christopher Alliotts
Attorneys for the Official Committee
of Unsecured Creditors

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
A Professional Corporation

By:	/s/ Van C. Durrer
Van C. Durrer
Kurt Ramlo
Melissa T. Kahn
Attorneys for the First Virtual Communications,
Inc. and CUseeMe Networks, Inc.,
Debtors and Debtors in Possession

LEVENE, NEAL, BENDER, RANKIN & BRILL LLP
A Professional Corporation

By:	/s/ Martin J. Brill
Martin J. Brill
Attorneys for U.S. Dry Cleaning Corp.
*** END OF ORDER ***